Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Income Taxes.
Income Taxes

Note 14:    Income Taxes

The Company’s effective tax rate was (0.1)% and 25.4% for the three months ended March 31, 2022 and 2021, respectively. Due to the full valuation allowance on our deferred tax assets, the tax provision for the three months ended March 31, 2022 does not reflect any material tax expense.

Tax Years Open for Examination

As of March 31, 2022, the years 2018 through 2021 were open under statutes of limitations for possible examination by the U.S. federal and most state tax authorities. There are currently no active examinations by the U.S. federal or state taxing authorities.

Waiver to Tax Receivable Agreement

As discussed in Note 1: Basis of Presentation, in connection with the Company’s entry into the Voting and Support Agreement, Redwood permanently waived the “Early Termination Payment” by the Company (or an affiliate) to Redwood that could have resulted from a provision in that certain Tax Receivable Agreement dated as of October 22, 2021 (“TRA”), which would have been triggered upon the change to the Board’s composition.

Additionally, under the Voting and Support Agreement, the Company and Redwood agreed, in connection with the consummation of a Transaction, to (a) terminate the TRA upon the consummation of a Transaction and (b) waive all claims under the TRA with such waiver being effective upon the consummation of such Transaction.

Note 17:   Income Taxes

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was signed into law in response to the COVID-19 pandemic. The impact of the CARES Act was not material to the Company’s financial statements.

In further response to the COVID-19 pandemic, on December 27, 2020, the Consolidations Appropriations Act, 2021 (“CAA”) was signed into law. The Company does not expect the CAA to have a material impact on its financial statements.

Components of Income Taxes

The Company and its consolidated subsidiaries are included as part of the U.S. consolidated income tax group Aspen Parent, Inc. for the periods presented prior to the Business Combination. The income tax benefit and provisions, income tax payables, related tax payments and deferred tax balances have been prepared as if the Company operated as a standalone taxpayer. Subsequent to the Business Combination, the Company is no longer part of a consolidated group for income tax filings with Aspen Parent, Inc. or New Outerwall, Inc. Aspen Parent, Inc. and New Outerwall, Inc. are affiliates of Apollo.

The components of pretax loss before income taxes were as follows:

	Year Ended December 31,
Dollars in thousands	2021	2020	2019
U.S. operations	$(174,791)	$(94,707)	$(14,823)

Components of Income Tax Benefit

The components of income tax benefit were as follows:

	Year Ended December 31,
Dollars in thousands	2021	2020	2019
Current:
U.S. Federal	$3,459	$(491)	$11,653
State and local	—	711	4,209
Total current	$3,459	$220	$15,862
Deferred:
U.S. Federal	(28,078)	(21,489)	(19,467)
State and local	(9,416)	(3,935)	(3,651)
Total deferred	$(37,494)	$(25,424)	$(23,118)
Total income tax (benefit) expense	$(34,035)	$(25,204)	$(7,256)

Rate Reconciliation

The income tax benefit differs from the amount that would result by applying the U.S. statutory rate to income before income taxes as follows:

	Year Ended December 31,
	2021	2020	2019
U.S Federal tax expense at statutory rates	21.0%	21.0%	21.0%
State income taxes, net of federal benefit	3.0%	3.8%	8.7%
Valuation allowance	(1.5)%	(0.2)%	(6.8)%
Federal research & development credit	0.5%	2.0%	7.4%
Uncertain tax benefit on federal research and development credit	(0.1)%	(0.5)%	(3.7)%
Release of uncertain tax benefits	0.7%	0.2%	22.1%
Effect of non-controlling interest	(4.1)%	—%	—%
Other	—%	0.4%	0.2%
Effective tax rate	19.5%	26.7%	48.9%

Unrecognized Tax Benefits

The aggregate changes in the balance of unrecognized tax benefits were as follows:

	Year Ended December 31,
Dollars in thousands	2021	2020	2019
Balance, beginning of the period	$2,213	$1,935	$4,558
Additions based on tax positions related to the current year	13	250	150
Additions for tax positions related to prior years	—	215	509
Reductions for tax positions related to prior years	(897)	—	—
Deductions for tax positions related to prior years	—	(187)	(1,945)
Deductions for tax positions effectively settled	(1,151)	—	(1,337)
Balance, end of period	$178	$2,213	$1,935

The Company recognizes interest and penalties, if any, related to income tax matters in income tax expense. The Company accrued interest of $0.0 million, $0.0 million and $0.3 million for the years ended December 31, 2021, 2020 and 2019, respectively.

At December 31, 2021, 2020 and 2019, $0.2 million, $2.2 million and $1.9 million, respectively, of unrecognized tax benefits would favorably impact the effective tax rate if recognized. The Company believes that it is reasonably possible that approximately $0.1 million of its currently remaining unrecognized tax benefits may be recognized by the end of 2022 as a result of a lapse of the statute of limitations.

Tax Years Open for Examination

As of December 31, 2021, the years 2018 through 2021 were open under statutes of limitations for possible examination by the U.S. federal and most state tax authorities. During 2021, two state examinations were finalized without any material adjustments. There are currently no active examinations by the U.S. federal or state taxing authorities.

Deferred Income Taxes

Deferred income tax assets and liabilities reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the carrying amounts used for income tax purposes. Future tax benefits for net operating loss and tax credit carryforwards are also recognized to the extent that realization of such benefits is more likely than not.

Deferred tax assets, deferred tax liabilities and tax credit carryforwards are measured using enacted tax rates that are expected to apply to taxable income in the years in which the Company expects to recognize those temporary differences and credits. In determining the Company’s tax provisions, management determined the deferred tax assets and liabilities for each separate tax jurisdiction and considered a number of factors including the positive and negative evidence regarding the realization of its deferred tax assets to determine whether a valuation allowance should be recognized with respect to its deferred tax assets.

Significant components of the Company’s deferred tax assets and liabilities and in the valuation allowance were as follows:

	December 31,
	2021	2020
Deferred tax assets:
Credit carryforwards	$40	$1,117
Net operating loss carryforwards	1,459	—
Section 163(j) interest carryforward	410	—
Outside basis difference in investments (1)	20,186	—
Accrued liabilities and allowances	—	1,388
Compensation accruals	—	2,750
Asset retirement obligation liability	—	1,994
Deferred revenue	—	2,237
Hedge liability	—	1,200
Other	—	253
Gross deferred tax assets	22,095	10,939
Less: Valuation Allowance	(22,095)	(1,039)
Total deferred tax assets	$—	$9,900
Deferred tax liabilities:
Property and equipment	—	(14,172)
Product costs	—	(3,905)
Prepaid expenses	—	(284)
Intangible assets	—	(30,965)
Goodwill	—	(1,745)
Total deferred tax liabilities	$—	$(51,071)
Net deferred tax liabilities	$—	$(41,171)
(1)	This amount is the deferred tax asset the Company recognizes for its book to tax basis difference in its investment in Redwood Intermediate, LLC.

Redbox Entertainment, Inc. is organized as a Subchapter C corporation and, on October 22, 2021, as part of the Company’s business combination, became a 27.8% owner of Redwood Intermediate, LLC (see Note 13 — Shareholders’ Equity). Redwood Intermediate, LLC, is organized as a limited liability company and treated as a partnership for federal tax purposes. At December 31,

2021, the Subchapter C corporation had net operating loss carryforwards of approximately $5.8 million, which will be able to offset future taxable income. All net operating loss carryforwards will be carried forward indefinitely.

As further described in Note 1 — Summary of Significant Accounting Policies, in response to the COVID-19 pandemic, many governments have enacted or are contemplating measures to provide aid and economic stimulus. These measures may include deferring the due dates of income tax and payroll tax payments or other changes to their income and non-income-based tax laws. The Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which was enacted on March 27, 2020 in the U.S., includes measures to assist companies, including temporary changes to income and non-income-based tax laws. For the year ended December 31, 2021, there were no material impacts to the Company’s consolidated financial statements as it relates to COVID-19 measures.

The large increase in the net deferred tax assets in 2021 is primarily due to the Company’s acquisition of 12,618,516 Redwood Intermediate, LLC common units (see Note 13 — Shareholders’ Equity) on the Business Combination in which it derecognized its existing deferred tax liability and recognized a deferred tax asset of $19.4 million with a corresponding $19.4 million valuation allowance for the outside basis difference in the company’s investment in Redwood Intermediate, LLC. The Company evaluates its deferred tax assets on a quarterly basis to determine if they can be realized and establishes valuation allowances when it is more likely than not that all or a portion of the deferred tax assets may not be realized. At December 31, 2021, the Company determined that the deferred tax assets from the net operating loss, tax credit carryover, IRC Section 163(j) interest carryover and the outside basis difference in its investment in Redwood Intermediate, LLC are not more likely than not to be recognized. The current and cumulative valuation allowance is $2.7 million and $22.1 million, respectively, for the year ended December 31, 2021.

The provision for income tax has been included in the consolidated financial statements. The income tax is based on the amount of taxes due on the Company’s tax returns plus deferred taxes computed based on the expected future tax consequences of temporary differences between the carrying amounts and tax basis of assets and liabilities, using expected tax rates.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements on a particular tax position are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon settlement. The amount of unrecognized tax benefits is adjusted as appropriate for changes in facts and circumstances, such as significant amendments to existing tax law, new regulations or interpretations by the taxing authorities, new information obtained during a tax examination, or resolution of an examination. As of December 31, 2021, and December 21, 2020 the balance of the Company’s uncertain tax positions was $0.2 million and $2.2 million, respectively. The Company believes that it is reasonably possible that approximately $0.1 million of its currently remaining unrecognized tax benefits, may be recognized by the end of 2022 as a result of a lapse of the statute of limitations. The Company did not recognize any interest or penalties relating to income taxes for the years ended December 31, 2021, 2020, and 2019.

On October 22, 2021, the Company entered into a tax receivable agreement (the “Tax Receivable Agreement”) that provides for the payment by the Company to Redwood Holdco, LP of 85% of the amount of tax benefits, if any, the Company actually realizes, or in some circumstances is deemed to realize, as a result of (i) increases in the tax basis from the Business Combination between Redbox Entertainment Inc. and Redwood Holdco, LP, in connection with the consummation of the Business Combination and the related transactions and any future redemptions that are funded by the Company and any future redemptions or exchanges of common units by Redwood Holdco, LP and (ii) certain other tax benefits attributable to payments made under the Tax Receivable Agreement. Redwood Intermediate, LLC intends to make an election under Section 754 of the Internal Revenue Code effective for each tax year in which a redemption or exchange (including a deemed exchange) of common units for cash or stock occur. These tax benefit payments are not conditioned upon Redwood Holdco, LP maintaining a continued ownership interest in Redwood Intermediate, LLC. In general, Redwood Holdco, LP’s rights under the Tax Receivable Agreement are assignable, including to transferees of its common units in Redwood Intermediate, LLC (other than the Company as transferee pursuant to a redemption or exchange of common units in Redwood Intermediate, LLC). The Company expects to benefit from the remaining 15% of the tax benefits, if any, which may be realized. As of December 31, 2021, we have estimated the tax receivable liability of $14.5 million assuming (1) a constant federal income tax rate of 21.0% and a state tax rate of 4.0% (net of any federal benefit), (2) no material changes in tax law, (3) the ability to utilize tax basis and attributes and (4) future tax receivable agreement payments. These amounts are estimates and have been prepared for informational purposes only. If Redwood Holdco were to engage in an Exchange of all of its Redwood Intermediate equity interests as of December 31, 2021, the net present value of the liability we would recognize is approximately $154.3 million. No exchanges have occurred as of December 31, 2021.

Redwood Intermediate, LLC is subject to partnership audit rules enacted as part of the Bipartisan Budget Act of 2015 (the “Centralized Partnership Audit Regime”). Under the Centralized Partnership Audit Regime, any IRS audit of Redwood Intermediate, LLC would be conducted at the Redwood Intermediate, LLC level, and if the IRS determines an unfavorable adjustment, the default rule is that Redwood Intermediate, LLC would pay an “imputed underpayment” including interest and penalties, if applicable. Redwood Intermediate, LLC may instead elect to make a “push-out” election, in which case the partners for the year that is under audit would be required to take into account the adjustments on their own personal income tax returns. If Redwood Intermediate, LLC does not elect to make a “push-out” election, Redwood Intermediate, LLC will determine the portion of such imputed underpayment attributable to each member and former member, and if necessary may seek reimbursement. If Redwood Intermediate, LLC receives an imputed underpayment, a determination will be made based on the relevant facts and circumstances that exist at that time. Any payments that Redwood Intermediate, LLC ultimately makes on behalf of its current members will be reflected as a distribution, rather than tax expense, at the time such distribution is declared.

Change in Valuation Allowance

During 2021, the Company increased its valuation allowance against certain of its deferred tax assets to reduce them to the value more likely than not to be realized with a corresponding non-cash charge of $2.7 million to its income tax provision and $18.4 million to additional paid-in-capital. The valuation allowance balance of $22.1 million as of December 31, 2021 compares to a balance of $1.0 million as of December 31, 2020.

	Year Ended December 31,
Dollars in thousands	2021	2020	2019
Valuation allowance, beginning of year	$1,039	$851	$1,224
Valuation allowance recorded (released) through tax expense	2,694	188	(373)
Valuation allowance recorded (released) through additional paid-in-capital	18,362	—	—
Valuation allowance, end of year	$22,095	$1,039	$851